                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2006
                                                           -------------

                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                     333-119632          43-2053462
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     (State or other jurisdiction           (Commission       (IRS Employer
           of incorporation)               File Number)      Identification No.)

877 Executive Center Drive West, Suite 300, St. Petersburg, Florida     33702
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        (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (727) 576-6630
                                                           --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written  communications  pursuant to Rule 425 under the  Securities
Act (17 CFR 230.425)

         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  See the  disclosure  set  forth  under  Item  5.02,  which  is incorporated by reference into this Item 1.01.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                  On June 15, 2006, the Registrant sold substantially all of the business and net assets of its  wholly-owned  subsidiary  RelationServe
         Access, Inc., a Delaware corporation ("Access"),  to R.S.A.C.,  Inc., a
         Delaware  corporation  and  wholly-owned  subsidiary of Come & Stay S.A
         ("R.S.A.C.").

                  The  sale  was  made  pursuant  to a  certain  Asset  Purchase
         Agreement  dated  as of June 5,  2006,  (the  "Agreement"),  among  the
         Registrant,  Access and  R.S.A.C.  The  purchase  price  included  $1.4 million in cash and the  assumption of certain  liabilities  of Access.
         Pursuant to the Agreement,  Access (and in certain  cases,  Registrant)
         has agreed to remain liable for certain  contingencies and liabilities, and any liabilities in excess of $3 million.

                  The foregoing description of the Agreement is not complete and is  qualified  in its  entirety  by  reference  to the full text of the
         Agreement, a copy of which is filed herewith and is incorporated herein by reference.

                  In addition to the foregoing,  the Registrant will discontinue the business of Friendsand.com,  Inc. ("Friendsand") and will cease all operations by June 30, 2006 unless a purchaser is  identified  for some or all of the assets or business of Friendsand.

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

                  After  recurring  losses  and a  strategic  evaluation  of the marketplace, on June 15, 2006, the Board of Directors of the Registrant
         authorized  and directed  management  to  immediately  begin an orderly discontinuation  of  Friendsand.  At  the  time  of  this  filing,  the
         Registrant  expects to record a  $459,000  charge  with  respect to the discontinued  operations.  The wind-down of Friendsand's operations has already begun and is expected to rapidly conclude unless a purchaser is identified for some or all of the assets or business.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

                  As of June 15, 2006,  Shawn McNamara,  Steven Stowell and Adam
         Wasserman  resigned from all positions  with the Registrant and each of
         Registrant's  subsidiaries  in connection with the sale of the business of Access.  Such resignations were not due to any disagreement with the
         Registrant  or Access on any matter  relating  to the  Registrant's  or
         Access' operations, policies or practices.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (b) PRO FORMA FINANCIAL  INFORMATION.

         The accompanying  unaudited condensed  consolidated pro forma financial information  illustrates the estimated  effects of the Registrant's (i)
         sale  of  substantially  all of its  assets  and  transfer  of  certain liabilities  of Access,  and (ii)  discontinuing  of the  operations of
         Friendsand.  The  Unaudited  Condensed  Consolidated  Pro Forma Balance
         Sheet of the Registrant at March 31, 2006 shows the financial  position of the Registrant after giving effect to the sale of substantially  all of its assets and transfer of certain  liabilities  of Access,  and the write-off of the assets of Friendsand,  as if these events had occurred on March 31,  2006.  The  Unaudited  Condensed  Consolidated  Pro Forma
         Statements of Operations of the  Registrant  for the three months ended
         March 31,  2006 and the year ended  December  31,  2005 give  effect to these  events as if they had  occurred at the  beginning of each of the periods presented.

         The pro forma condensed  consolidated  financial  statements  should be
         read  in  conjunction  with  the  historical   consolidated   financial
         statements and notes thereto included in the Registrant's Annual Report on Form  10-KSB for the year ended  December  31,  2005.  The pro forma information may not necessarily be indicative of what the  Registrant's results of  operations  or financial  position  would have been had the events  occurred  as of and  for  the  periods  presented,  nor is such information  necessarily  indicative  of the  Registrant's  results  of operations or financial position for any future period or date.

                                        RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                 UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                                      MARCH 31, 2006

                                                                              Pro Forma Adjustments
                                                                          ----------------------------
                                                                                          Discontinued
                                                                            Sale of      Operations of
                                                                          Relationserve   Friendsand,
                                                             Historical    Access, Inc.       Inc.
                                                               Results         (a)             (b)           Pro Forma
                                                            -------------  ------------    -----------     -------------
                         ASSETS
Current assets
   Cash................................................      $ 5,270,406   $ 1,400,000     $       --      $  6,670,406
   Accounts receivable, less allowance for doubtful
     accounts of $841,000..............................       11,283,994      (885,724)            --        10,398,270
   Prepaid expenses and other current assets...........          370,466      (118,429)            --           252,037
                                                            -------------  ------------    -----------     -------------
     Total current assets..............................       16,924,866       395,847             --        17,320,713

Property and equipment, net............................        1,728,554      (742,117)            --           986,437
Intangible assets, net.................................        5,816,502    (1,789,060)      (508,399)        3,519,043
Goodwill...............................................       40,489,056            --             --        40,489,056
Other assets...........................................           49,196       (33,867)            --            15,329
                                                            -------------  ------------    -----------     -------------
     Total assets......................................      $65,008,174   $(2,169,197)    $ (508,399)     $ 62,330,578
                                                            =============  ============    ===========     =============

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable....................................      $ 9,470,868   $  (817,945)    $       --      $  8,652,923
   Accrued expenses....................................          614,551       (49,034)            --           565,517
   Accrued compensation................................          135,055            --             --           135,055
   Accrued commissions.................................          310,102      (285,821)            --            24,281
   Accrued penalty - registration rights...............          265,000            --             --           265,000
   Deferred revenue....................................        1,387,794            --             --         1,387,794
   Customer deposits...................................          486,204      (486,204)            --                --
                                                            -------------  ------------    -----------     -------------

     Total current liabilities.........................       12,669,574    (1,639,004)            --        11,030,570

Debentures payable, net of debt discount of $33,396,667        1,553,333                           --         1,553,333
Deferred rent..........................................          306,549      (158,555)            --           147,994
                                                            -------------  ------------    -----------     -------------

     Total liabilities.................................       14,529,456    (1,797,559)            --        12,731,897

Commitments and contingencies

Stockholders' equity
   Series A Convertible Preferred stock - $.001 par value;
     1,500,000 authorized;no shares issued and
     outstanding.......................................               --            --             --                --
   Common stock - $.001 par value; 90,000,000 shares
     authorized; 40,741,920 shares issued and outstanding         40,742            --             --            40,742
   Deferred compensation...............................       (3,906,357)           --             --        (3,906,357)
   Additional paid in capital..........................       72,556,841            --             --        72,556,841
   Accumulated deficit.................................      (18,212,508)     (371,638)      (508,399)      (19,092,545)
                                                            -------------  ------------    -----------     -------------

     Total stockholders' equity........................       50,478,718      (371,638)      (508,399)        49,598,681
                                                            -------------  ------------    -----------     -------------

     Total liabilities and stockholders' equity........      $65,008,174   $(2,169,197)    $ (508,399)     $ 62,330,578
                                                            =============  ============    ===========     =============

                                        RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                        FOR THE THREE MONTHS ENDED MARCH 31, 2006

                                                                              Pro Forma Adjustments
                                                                          ----------------------------
                                                                                          Discontinued
                                                                            Sale of      Operations of
                                                                          Relationserve   Friendsand,
                                                             Historical    Access, Inc.       Inc.
                                                               Results         (a)             (b)           Pro Forma
                                                            -------------  ------------    -----------     -------------
Revenues, net............................................    $ 8,513,022   $(1,295,562)    $       --      $  7,217,460

Cost of revenues.........................................      5,782,180      (981,805)       (45,774)        4,754,601
                                                            -------------  ------------    -----------     -------------

   Gross profit..........................................      2,730,842      (313,757)        45,774         2,462,859
                                                            -------------  ------------    -----------     -------------

Operating expenses
Salaries ................................................      1,678,413      (551,444)            --         1,126,969
Bad debt.................................................        256,054      (256,054)            --                --
Commissions..............................................        163,329      (106,557)            --            56,772
Professional fees........................................        539,854      (141,189)            --           398,665
Advertising and trade shows..............................         42,406        (3,997)       (10,000)           28,409
Depreciation and amortization............................        277,362       (61,287)        (3,496)          212,579
Other general and administrative.........................      1,492,225      (511,060)       (26,310)          954,855
                                                            -------------  ------------    -----------     -------------

   Total operating expenses..............................      4,449,643    (1,631,588)       (39,806)         2,778,249
                                                            -------------  ------------    -----------     -------------

   Loss from operations..................................     (1,718,801)   (1,317,831)       (85,580)         (315,390)

Other income (expense)
Registration rights penalty..............................         60,000            --             --            60,000
Covenant penalty.........................................     (1,443,750)           --             --        (1,443,750)
Loss on equity-method investment.........................       (153,389)           --             --          (153,389)
Interest income..........................................         18,419            --             --            18,419
Interest expense.........................................     (1,897,008)           --             --        (1,897,008)
                                                            -------------  ------------    -----------     -------------

   Total other expense...................................     (3,415,728)           --             --        (3,415,728)
                                                            -------------  ------------    -----------     -------------

   Loss before provision for income taxes................     (5,134,529)   (1,317,831)       (85,580)       (3,731,118)

Provision for income taxes...............................             --            --             --                --
                                                            -------------  ------------    -----------     -------------

Net loss attributable to common stockholders.............    $(5,134,529)  $(1,317,831)    $  (85,580)     $ (3,731,118)
                                                            =============  ============    ===========     =============

Net loss per common share:
    basic and diluted....................................    $     (0.14)                                  $     (0.10)
                                                            =============                                  =============

Weighted average number of common shares outstanding:
    basic and diluted....................................     37,261,031                                      37,261,031
                                                            =============                                  =============

                                        RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              Pro Forma Adjustments
                                                                          ----------------------------
                                                                                          Discontinued
                                                                            Sale of      Operations of
                                                                          Relationserve   Friendsand,
                                                             Historical    Access, Inc.       Inc.
                                                               Results         (a)             (b)           Pro Forma
                                                            -------------  ------------    -----------     -------------
Revenues, net............................................    $11,302,780  $(11,302,780)    $       --      $         --

Cost of revenues.........................................      2,542,614    (2,486,329)       (56,285)               --
                                                            -------------  ------------    -----------     -------------

   Gross profit..........................................      8,760,166    (8,816,451)        56,285                --
                                                            -------------  ------------    -----------     -------------

Operating expenses
Salaries ................................................      2,441,026    (1,859,521)       (86,451)          495,054
Bad debt.................................................      2,393,203    (2,393,203)            --                --
Commissions..............................................      1,462,728    (1,462,728)            --                --
Professional fees........................................        975,132      (642,994)            --           332,138
Advertising and trade shows..............................        653,484      (485,166)      (168,318)               --
Depreciation and amortization............................        215,307      (215,307)            --                --
Other general and administrative.........................      2,287,349    (1,913,465)      (139,859)          234,025
                                                            -------------  ------------    -----------     -------------

   Total operating expenses..............................     10,428,229    (8,972,384)      (394,628)        1,061,217
                                                            -------------  ------------    -----------     -------------

   (Loss) income from operations.........................     (1,668,063)      155,933        450,913        (1,061,217)

Other income (expense)
Registration rights penalty..............................        (75,000)           --             --           (75,000)
Loss on equity-method investment.........................     (1,034,102)           --             --        (1,034,102)
Interest income..........................................          3,144            --             --             3,144
Interest expense......................................... (14,268) 1,433 -- (12,835)
                                                            -------------  ------------    -----------     -------------

   Total other expense...................................     (1,120,226)        1,433             --        (1,118,793)
                                                            -------------  ------------    -----------     -------------

   (Loss) income before provision for income taxes.......     (2,788,289)      157,366        450,913        (2,180,010)

Provision for income taxes...............................             --            --             --                --
                                                            -------------  ------------    -----------     -------------

Net (loss) income........................................     (2,788,289)      157,366        450,913        (2,180,010)

Beneficial conversion feature - preferred stock..........    (10,289,690)           --             --       (10,289,690)
                                                            -------------  ------------    -----------     -------------

Net (loss) income attributable to common shareholders....    $(13,077,979)$    157,366     $  450,913     $ (12,469,700)
                                                            =============  ============    ===========     =============

Net loss per common share:
    basic and diluted....................................    $     (0.19)                                 $       (0.15)
                                                            =============                                  =============

Weighted average number of common shares outstanding:
    basic and diluted....................................     14,500,271                                     14,500,271
                                                            =============                                  =============

                                        5

                   RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - PRO FORMA BALANCE SHEET ADJUSTMENTS

(a)      Sale of substantially  all of the net assets of  RelationServe  Access,
         Inc. in exchange for  $1,400,000  in cash.  The  proceeds  were used to provide  working  capital and  liquidity  for the Company.  The loss of approximately $372,000 is included in the pro forma accumulated deficit as of  March  31,  2006,  but has  been  excluded  from  the pro  forma consolidated  statements of operations for the three months ended March
         31,  2006 and for the year  ended  December  31,  2005.  No income  tax benefit is included in the pro forma  presentation with respect to this transaction  because the Company fully reserved for deferred tax assets since it is more likely than not that the benefit of these  assets will not be realized in future periods.

         The amount of the  estimated  loss will be  adjusted  based on Access's operating  results for June 2006.  The operating  results for June 2006 are not available as of the date of this report.

(b)      Discontinuance  of the operations of  Friendsand.  The write-off of the operating assets results in an estimated loss of approximately $508,000 and is  included in the pro forma  accumulated  deficit as of March 31,
         2006, but has been excluded from the pro forma consolidated  statements of  operations  for the three  months  ended March 31, 2006 and for the year ended  December 31, 2005. No income tax benefit is included in the pro forma  presentation  with respect to this  transaction  because the
         Company fully  reserved for deferred tax assets since it is more likely than not that the  benefit  of these  assets  will not be  realized  in future periods.

         The amount of the estimated loss will be adjusted based on Friendsand's operating  results for June 2006.  The operating  results for June 2006 are not available as of the date of this report.

NOTE 2 - PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

(a)      The elimination of the operating results for RelationServe Access, Inc.
         for the respective periods.

(b)      The  elimination of the operating  results for  Friendsand.com  for the respective periods.

         (d) EXHIBITS.

                  The exhibits  listed in the following  Exhibit Index are filed as part of this Report.

          EXHIBIT NO.                           Description
          -----------                           -----------
            10.1      Asset Purchase Agreement, dated as of June 5, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Company has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2006                    By:      /s/ Donald Gould
                                          --------------------------------------
                                          Name: Donald Gould
                                          Title: Chief Financial Officer